PROSPECTUS

Bryce Capital Growth Fund (BCFGX)
Bryce Capital Value Fund (BCFVX)
 each a series of Bryce Capital Funds

October 31, 2008

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Table of Contents

This Prospectus outlines information you should know before purchasing shares of the Bryce Capital Growth Fund or the Bryce Capital Value Fund, each a series of Bryce Capital Funds.  You should read and retain this Prospectus for future reference.

RISK/RETURN SUMMARY

3

PERFORMANCE

5

FEES AND EXPENSES

6

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

7

INVESTMENT ADVISER

11

HOW THE FUNDS VALUE THEIR SHARES

12

HOW TO PURCHASE AND REDEEEM SHARES

12

FEDERAL TAX CONSIDERATIONS

21

DISTRIBUTION OF SHARES

22

FINANCIAL HIGHLIGHTS

24

SHAREHOLDER PRIVACY NOTICE

26

ADDITIONAL INFORMATION

35

RISK/RETURN SUMMARY

Bryce Capital Funds, a Delaware statutory trust (the “Trust”), is registered with the U.S. Securities and Exchange Commission as an open-end management investment company that currently has two diversified series which offer a broad range of equity style investment opportunities for investors.  The two series are Bryce Capital Growth Fund (the “Growth Fund”) and Bryce Capital Value Fund (the “Value Fund”).  Collectively, the Growth Fund and Value Fund shall be referred to herein as the “Funds.”

BRYCE CAPITAL GROWTH FUND

Investment Objective

The Growth Fund’s investment objective is capital appreciation, which is a non-fundamental policy that may be changed by the Trust’s Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies

The Growth Fund seeks to achieve its investment objective by investing at least 80% of its net assets in a diversified portfolio of equity securities of U.S. and foreign issuers that Bryce Capital Management, LLC, the investment adviser (“the Adviser”) of the Funds, believes offer above average growth and which meet the Growth Fund’s valuation and quality standards.  For the purposes of the Growth Fund, equity securities include common stock and securities convertible into common stock.  The Adviser applies a “bottoms up,” growth–oriented approach, focusing on the market price of an issuer’s equity securities relative to the Adviser’s evaluation of that issuer’s future earnings stream and cash flow potential.

Principal Investments

The Growth Fund focuses on the equity securities of large and mid-cap U.S. issuers, but can invest its assets without regard to market capitalization, and may invest up to 50% of its net assets in the equity securities of foreign issuers whose securities trade on a U.S. securities exchange or in the over the counter market.

Principal Risks

The Growth Fund is an equity fund whose primary risk is that the rate of growth of its portfolio securities is not at a rate that is suitable to the Growth Fund’s investment objective, as determined by the Adviser.  The market value of the Growth Fund’s portfolio securities could also decrease if the stock market goes down.  If the value of the Growth Fund’s portfolio decreases, then the Growth Fund’s net asset value will also decline. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The return on growth stocks may or may not move in tandem with the returns on other styles of investing or the stock market.  Growth stocks may be particularly susceptive to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments.  Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.  In addition, the Growth Fund is also susceptible to management risk, which is the risk that the Adviser’s investment techniques and decisions will not produce the intended result.

The Growth Fund is also susceptible to the risks associated with the size of the issuers in which the Growth Fund invests.  The Growth Fund focuses its investments in the securities of large and mid-cap issuers, but can invest without regard to market capitalization.  Market capitalization, which is the total market value of an issuer’s outstanding stock, is often used to classify issuers based on size.  Securities of smaller issuers tend to be subject to more abrupt and erratic price movements than securities of larger issuers, in part because they may have limited product lines, markets or financial resources.  To the extent that the Growth Fund invests in foreign securities, the Growth Fund is subject to risks associated with these types of securities, which include, but are not limited to, currency risk (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability or the movement of assets), different trading practices, less government supervision and less publicly available information.

BRYCE CAPITAL VALUE FUND

Investment Objective

The Value Fund’s investment objective is capital appreciation, which is a non-fundamental policy that may be changed by the Trust’s Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies

The Value Fund seeks to achieve its investment objective by investing at least 80% of its net assets in an equally weighted portfolio of the common stock of approximately 50 issuers that have been identified by the Adviser as being undervalued.  The Adviser generally considers those common stocks listed in the Wilshire 5000 Index for inclusion in the Value Fund’s investment portfolio, but may invest in the common stock of issuers that are not listed in the Wilshire 5000 Index.   In selecting portfolio securities, the Adviser looks for those issuers whose stock prices are below what the Adviser considers to be the fair market value using both a qualitative analysis and a quantitative analysis.  The Adviser purchases stocks of these undervalued issuers and holds them until either their stock price reflects the anticipated fair market value or until the fundamental and technical outlook for the common stock changes.

Principal Investments

The Value Fund invests in common stocks of U.S. issuers that are included in the Wilshire 5000 Index without regard to market capitalization and may invest up to 50% of its net assets in the common stock of foreign issuers whose securities are traded on U.S. securities exchanges or in the over the counter market.

Principal Risks

Because the Value Fund invests primarily in common stock, the Value Fund is subject to the risks associated with stock investments, and the Value Fund’s share price therefore may fluctuate substantially.  The Value Fund’s share price will be affected by changes in the stock markets generally, and factors specific to an issuer or an industry will affect the prices of particular stocks held by the Value Fund (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against an issuer, or changes in governmental regulation affecting an industry).

A value style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock markets.  In addition, the Value Fund is also susceptible to management risk, which is the risk that the Adviser’s investment techniques and decisions will not produce the intended result.  As a result when you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Because the Value Fund may invest in the common stock of issuers without regard to market capitalization, it is susceptible to the risks associated with market capitalization.  To the extent that the Value Fund invests in foreign securities, the Value Fund will be subject to several risks associated with these types of securities, which include, but are not limited to, currency risk  (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability or the movement of assets), different trading practices, less government supervision and less publicly available information.

PERFORMANCE

The chart and the table below show how the Funds have performed and provide some indication of the risks of investing in the Funds by showing how the Funds’ performance has varied from year to year. The bar chart shows changes in the yearly performance of the Funds for full calendar years. The table below it compares the performance of the Funds over time to the Funds’ benchmark index, the S&P 500.

The chart and table assume reinvestment of dividends and distributions. Past performance  (before and after taxes) does not indicate how the Funds will perform in the future.

*The year to date return as of the most current Calendar Quarter which ended on September 30, 2008 was -19.28% for the Bryce Capital Value Fund and -19.42% for the Bryce Capital Growth Fund.

Best and Worst Quarter Performance

	Return	Date

Bryce Capital Growth Fund
Best Quarter	13.73%	9/30/2007
Worst Quarter	-15.47%	3/31/2008

Bryce Capital Value Fund
Best Quarter	19.48%	6/30/2008
Worst Quarter	-24.95%	9/30/2008

The performance data shown is historical.  Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.  The principal value and investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  You can obtain performance information current to the most recent month end by calling 1-866-62BRYCE.

* The Funds went effective on 9/14/04; which is the inception date.

** The S&P 500 is an unmanaged market capitalization –weighted index of common stocks generally considered to be representative of the stack market in general.  You cannot invest directly in an index.

Note on after-tax returns: Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table.  When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes.  Please note that actual after-tax returns are not relevant for a shareholder who holds shares of a Fund in a tax-deferred account such as an individual retirement account or a 401(k) plan.  Also, figures captioned Return After Taxes on Distributions and Sale of Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES

The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of a Fund.

Shareholder fees are those paid directly from your investment and may include sales loads or redemption fees.  Each Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of a Fund.

Annual fund operating expenses are paid out of a Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.  You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

Shareholder Fees (fees paid directly from your investment)	Growth Fund	Value Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None
Redemption Fee on Shares Held Less Then 5 Days (as a % of amount redeemed) (1)	2%	2%

Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees (2)	0.25%	0.25%
Other Expenses (3)	1.33%	0.42%
Total Annual Fund Operating Expenses(4)	2.58%	1.67%
Fee Waiver and/or Expense Limitation(4)	-1.33%	-0.42%
Net Expenses (2)(5)	1.25%	1.25%

Example The following examples are intended to help you compare the cost of investing in shares of each Fund with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The examples also assume that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that each Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Growth Fund	Value Fund
1 Year	$ 127	$ 127
3 Year	$ 397	$ 397
5 Year	$ 686	$ 686
10 Year	$ 1,511	$ 1,511

(1)

The Trust assesses a redemption fee equal to 2% of the net amount of the redemption if you redeem  our shares less than 5 business days after you purchase them.  If this fee were imposed it would raise the expenses of your shares.  Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expense to the Fund of short-term trading activities.

(2)

The Distribution (12b-1) Fee, initially approved by the Trust’s Board of Trustees on June 28, 2004, but will not be implemented until a later date as was determined at the sole discretion of the Trust’s Board of Trustees.

(3)

These expenses, which include custodian, administration, transfer agency, shareholder servicing and other customary fund expenses are based on actual amounts incurred during the Funds’ most recent fiscal year.  Other Expenses do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  In addition, you may be charged a $10.00 fee for wire redemptions and will be assessed fees for outgoing wire transfers and returned checks.

(4)

Total Annual Fund Operating Expenses include the Distribution (12b-1) Fees of 0.25%.  However, such fee is not currently being implemented.

(5)   The Adviser has agreed contractually to waive a portion of its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, at least until June 30, 2009, such that the Total Annual Fund Operating Expenses for the Funds do not exceed 1.25% of average daily net assets, subject to possible recoupment from the applicable Fund in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  No Reimbursement Amount will be paid to the Adviser unless the Trust's Board of Trustees has determined in advance that a reimbursement is in the best interest of a Fund and its shareholders.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

BRYCE CAPITAL GROWTH FUND

Principal Investment Strategies

The Growth Fund invests at least 80% of its net assets in a diversified portfolio of the equity securities of domestic issuers and those foreign issuers whose securities are traded on a U.S. securities exchange or in the over the counter market.   The Growth Fund does not invest more than 50% of its net assets in the equity securities of foreign issuers.  For the purposes of the Growth Fund, equity securities include common stock and convertible debt securities.  Equity investments are driven by earnings growth and consistency, financial strength, market position and management.  The Adviser seeks out issuers that  it believe s will grow faster than the overall market and stocks that offer good potential to the Growth Fund’s shareholders.  When choosing equity securities for the Growth Fund, the Adviser applies a “bottoms up,” growth-oriented approach, focusing on the market price of an issuer’s securities relative to the Adviser’s evaluation of the issuer’s long-term earnings and cash flow potential.  The Adviser also considers an issuer’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The Adviser invests the Growth Fund’s net assets in issuers, which it believes have above average growth potential. Growth may be measured by factors such as earnings or revenue.  Issuers that have high growth potential tend to have higher than average price/earnings ratios.  The Adviser seeks to find equity securities that have both above average growth characteristics and attractive valuations as measured by price/earnings ratios and price/cash flow ratios.  Issuers with strong growth potential often have new products, technologies, distribution channels, markets or other opportunities, or have a strong market or industry position. These investments are often called “growth” stocks.

In buying and selling equity securities for the Growth Fund, the Adviser relies on its “fundamental” analysis of the issuer and the issuer’s potential for appreciation in light of its current financial condition, its industry position and the context of current and forecasted economic and market conditions. The Adviser considers the issuer’s growth potential, earnings estimates and management. The Growth Fund attempts to purchase the equity securities of these sought after growth stocks and hold them until their stock price has increased to, or is higher than, a level that the Adviser believes more accurately reflects the deemed growth potential of the issuer. This strategy is no guarantee against loss of capital.

An equity security represents a proportionate share of ownership of an issuer; its value is based on the success of the issuer’s business, any income paid to shareholders, the value of its assets, and general market conditions. The Growth Fund reserves the right to invest in foreign securities including those represented by American Depositary Receipts (ADR’s).  ADR’s are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. ADR’s are traded on U.S. stock exchanges and represent ownership of common stock in non-U.S. issuers.

BRYCE CAPITAL VALUE FUND

Principal Investment Strategy

The Value Fund uses a value investment strategy that looks for common stocks trading at less than a specific future multiple of annual earnings per share.  The Adviser considers those common stocks listed in the Wilshire 5000 Index for inclusion in the Value Fund’s investment portfolio, but may invest in the common stock of issuers that are not listed in the Wilshire 5000 Index.  Issuers may be undervalued for a number of reasons including market declines, poor economic conditions, actual or anticipated bad news regarding the market, industry or the issuer.  In addition to utilizing a number of proprietary tools to identify stocks considered under-valued in the marketplace, the Adviser also uses fundamental or qualitative analysis to further screen potential investment ideas.  Stocks that meet the quantitative model’s selection criteria, are then further reviewed by the Adviser considering factors such as the technical buying and selling patterns of the stock, the year over year top and bottom line growth rates, the anticipated future earnings per share growth rates, the historical price/earnings ratio ranges, the forward year price/earnings ratio, the number of successful earnings per share beats of consensus estimates, whether the consensus earnings estimates are rising or falling as well as other variables related to actual or anticipated industry product growth or issuer, industry or market based events.  Only stocks that meet both the quantitative and qualitative criteria will be added to the investment portfolio.

The Adviser actively manages the Value Fund to continually update the portfolio, to include those stocks with the highest appreciation potential. As a result, the Adviser actively adjusts portfolio composition in an effort to eliminate poor performing common stocks in favor of common stocks more likely to achieve their potential.

The Value Fund invests in the common stock of large, medium and small capitalization issuers.  The Value Fund may utilize index options, exchange traded index funds (ETFs) such as SPDRs, or other instruments from time to time as a surrogate for direct investments in certain common stocks.

The Value Fund equally weighs, at the time of purchase, the portfolio among the common stock of approximately 50 issuers that the Adviser believes hold the greatest potential to achieve the issuer ’ s fair market value.  Accordingly, the Value Fund’s portfolio is expected to be broadly diversified, with not more than 2% (at cost) of the Value Fund’s net assets, measured at the time of investment, invested in any single issuer.  The portfolio is frequently rebalanced, and any position that exceeds 3% of the Value Fund’s net assets, based on current market value, will likely be reduced.

Principal Risks

In addition to the risks set forth in the Risk/Return Summary, the Funds are subject to the following principal risks:

Growth Stock Risk (applies to the Growth Fund)

The return on growth stocks may or may not move in tandem with the returns on other styles of investing or the stock market.  Growth stocks may be particularly susceptive to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments.  Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

Management Risk (applies to both Funds)

Each Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser applies its investment techniques and risk analyses in making investment decisions for each Fund, but there is no guarantee that its decisions will produce the intended results.

Stock Market Volatility (applies to both Funds)

Mutual Funds that focus their investment strategies on common stock are generally subject to stock market risks and significant fluctuations in value.  If the stock market declines in value, each Fund is likely to decline in value and you could lose money.

Foreign Securities (applies to both Funds)

Investing in foreign securities directly or through ADR’s typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. issuers with significant foreign operations. These risks can increase the potential for losses in each Fund and affect share price.  Additional risks associated with investing in foreign securities include currency risk, political and economic instability, and differences in financial reporting standards and less stringent regulation of securities markets.

Directional Nature of Strategy (applies to both Funds)

Each Fund uses directional, “long only” investment strategies and as such returns will be substantially dependent upon price appreciation in the portfolio investments selected.  Since each Fund is broadly diversified, each is exposed to a broad variety of market risks, including issuer and event risks, broad market movements, general investor sentiment and economic and political developments.  Such risks will not be hedged, either by short selling or other techniques employed to limit losses or generate profits in declining markets.  Although at times each Fund may be invested in cash or cash equivalents, at many times it may be expected that the portfolios are fully invested on a long basis in securities and therefore are at risk to the market.

Quantitative Risk (applies to the Value Fund)

Elements of the Adviser’s selection process utilize a variety of market data, such as trending analysis and overall earnings perceptions, in evaluating stocks.  Such data is, in general, intended to identify securities with broad-based market interest and is based upon the assumption that such market strength will continue and result in future price appreciation, at least over some identifiable period of time.  As with other predominantly quantitative, market-driven trading systems, such historical analysis may indicate probabilities of price movements or relationships which are not necessary or inevitable or which may not necessarily recur in the future in a manner which will support a profitable trading strategy.  Future market conditions may or may not be sufficiently similar to that of prior markets to render such a methodology effective.  Stock prices in the future may reflect factors and considerations not present in prior markets.  Moreover, although the Value Fund intends to monitor stocks closely, a variety of relatively sudden events, including corporate announcements, earnings disappointments, product delays or problems, or developments as to competitors, can affect prices and change overall momentum relatively quickly.  Accordingly, market volatility can adversely affect the Value Fund’s performance.  In general, with a quantitative investment approach, individual positions may move against the overall portfolio, due to new information or factors not considered or duly weighted in the original system.

Value Strategy Risk (applies to the Value Fund)

The Value Fund’s investment strategy identifies common stocks, which are undervalued or overvalued by the market, based upon a variety of data, including projected earnings estimates.  Each common stock is subjected to a qualifying price/earnings ratio test.  “Value” investing assumes, in general, that markets may be inefficient and therefore may incorrectly value, or “misprice,” certain securities.  The success of such strategy is dependent upon the validity of such assumption, the eventual recognition by the market of such mispricing and the reflection of the same in future stock price movement.  However, if such values are in fact reflected in current stock prices, or the market fails or delays in recognizing such pricing disparities, the anticipated favorable price movement may not occur or be delayed in a manner which impairs profitability.

Limits and Effects of Diversification (applies to the Value Fund)

As described herein, the Value Fund’s objective is intended to generate a broadly diversified portfolio without regard to market capitalization, with no more than 2% (at cost) of the Value Fund’s net assets, measured at the time of purchase, invested in a particular issuer.   Although broad diversification can reduce the level of exposure to loss with respect to a single issuer, it can also have the effect of increasing investment exposure and correlation to overall market direction and other risks affecting the equity markets generally.  Broad diversification can also have the effect of diluting positive returns attributable to a limited number of securities within the Value Fund.

General Investment Risk (applies to both Funds)

On account of the factors described above, among others, an investment in either Fund should not be regarded as a complete investment program.  As with any investment strategy, there can be no assurance of any given level of either Fund’s investment return or that either Fund’s investment objective will in fact be realized.  There can be no assurance that use of the investment strategies will necessarily result in profitability or that either Fund will not incur losses.

Temporary Defensive Positions (applies to both Funds)

To respond to adverse market, economic, political or other conditions, each Fund may invest up to 100% of its net assets in a temporary defensive manner by holding cash, cash equivalents or other high quality short-term investments.  Temporary defensive investments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper, and repurchase agreements.  Each Fund may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.  In these circumstances, each Fund may be unable to achieve its investment objective.

Moderate Portfolio Turnover

For the fiscal year end June 30, 2008, the portfolio turnover rate for the Growth Fund was 52%, and the portfolio turnover rate for the Value Fund was 47%. In the first year of operation, the Funds’ tu rno ver rate for was higher than forecasted due to capital inflows.  The Fund s’ expects portfolio turnover to remain high and may exceed 100% in the current fiscal year.   You should be aware that either Fund might exceed these portfolio turnover rates in any given year.  Higher portfolio turnover activity typically results in higher brokerage costs to a Fund. In addition, higher portfolio turnover rates may result in higher rates of net realized capital gains to a Fund, which may increase the taxable gains incurred by shareholders.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds ’ Statement of Additional Information (the “SAI”).  Currently, disclosure of the Funds’ holdings is required to be made in the Annual Report and Semi-Annual Report to Fund s hareholders and in the quarterly holdings report on Form N-Q.  The Annual and Semi-Annual Reports are available by contacting the Bryce Funds at 1-866-62BRYCE (1-866-622-7923) or on the Funds’ website at www.brycefunds.com.

More detailed information about the Funds, their policies and risks can be found in the SAI.

INVESTMENT ADVISER

Bryce Capital Management, LLC, having offices located at 2 Thornell Road, Pittsford, NY 14534 is the Funds’ investment adviser.  The Adviser was formed in 1999 by Messrs. Edmond Sheidlower and Dennis Lohouse to provide discretionary investment management services to individuals and institutions.  As of June 30, 2008, the Adviser managed approximately $155 million in client assets.

The Funds Portfolio Manager:

Edmond D. Sheidlower, CMFC – Principal, of the Adviser and lead Portfolio Manager.  In 1999, Mr. Sheidlower co-founded the Adviser.  Mr. Sheidlower is a graduate of Hobart College in Geneva, NY and holds a Bachelor of Arts degree in Economics.  Mr. Sheidlower has earned the Chartered Mutual Fund Counselor designation. Mr. Sheidlower is in his 21st year in the investment management business.

Under the advisory agreement entered into with the Trust, on behalf of each Fund, the Adviser manages each Fund’s assets.  The Adviser must adhere to the stated investment objective and policies of each Fund, and is subject to the control and supervision of the Trust’s Board of Trustees.   The Adviser furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of each Fund.

Each Fund pays the Adviser a fee, payable monthly in arrears, for managing the Fund’s net assets equal to 1% per annum of a Fund’s average daily net assets.  A discussion regarding the basis for the Trust’s Board of Trustees’ approval of the Funds’ investment advisory agreement is available in the Funds’ Annual Report to Shareholders dated June 30, 2008.

The Adviser has contractually agreed to waive a portion of its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, at least until June 30, 2009, such that the total annual fund operating expenses, for both Funds, do not exceed 1.25% of average daily net assets, whether or not the Rule 12b-1 Distribution Plan is in effect, subject to possible recoupment from a Fund in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and boost its performance.

HOW THE FUNDS VALUE THEIR SHARES

The price at which you purchase and sell a Fund’s shares is called the Fund’s net asset value (“NAV”) per share.  A Fund calculates NAV by taking the total value of its assets, subtracting its liabilities, and dividing the total by the number of Fund shares that are outstanding.  Each Fund calculates its NAV once daily as of the close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) on days when a Fund is open for business. These are generally the same days that the NYSE is open for trading. Each Fund does not calculate NAV on days the NYSE is closed (including national holidays and Good Friday). The price of the shares you purchase or redeem will be the next NAV calculated after your order is received by each Fund’s transfer agent, or other financial intermediary with the authority to take orders on each Fund’s behalf.

The value of each Fund’s assets is based on the current market value of its investments. For securities with readily available market quotations, each Fund uses those quotations to price a security. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If a security does not have a readily available market quotation, each Fund values the security based on fair value, as determined in good faith in accordance with the guidelines established by the Trust’s Board of Trustees. The Trust’s Board of Trustees has established fair value pricing procedures. Each Fund may use pricing services to assist in the determination of market value.

Foreign securities may trade during hours and on days that the NYSE is closed and when each Fund’s NAV is not calculated. Although each Fund’s NAV may be affected, you will not be able to purchase or redeem shares on these days.

Anti-Money Laundering and Customer Identification Program

The USA Patriot Act requires financial institutions, including the Trust, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new application form, you are required to supply the Trust with information, such as taxpayer identification number, that will assist the Trust in verifying your identity.  As required by law, the Trust may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When opening an account for a foreign business, enterprise or non-US person that does not have an identification number, we require alternative government issued documentation certifying the existence of the person, business or enterprise.

HOW TO PURCHASE AND REDEEM SHARES

Types of Account Ownership

You may buy shares of a Fund at the Fund’s NAV next determined after you place your order.  If you are making an initial investment in a Fund, you will need to open an account.  You may establish the following types of accounts: Individual or Joint Ownership, Custodial, Trust, Corporation, Partnerships or Other Legal Entities.

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Individual or Joint Ownership. One person owns an individual account while two or more people own a joint account.  We treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners.  However, we require each owner’s signature guarantee for any transaction requiring a signature guarantee.

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Custodial Accounts. A Custodian maintains a Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) account for the benefit of a minor.  To open an UGMA or UTMA account, you must include the minor’s social security number on the application.

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Trust.  A trust can open an account.  You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.

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Business Accounts. Corporations, partnerships and other legal entities may also open an account.  A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

Tax-Deferred Accounts

If you are eligible, you may set up one or more tax-deferred accounts.  A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes.  A contribution to certain of these plans also may be tax deductible.  The types of tax-deferred accounts that may be opened are described below.  Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

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Investing for Your Retirement. If you are eligible, you may set up your account under an Individual Retirement Account (IRA) or Roth IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Keogh Account, or other retirement plan.  Your financial consultant can help you determine if you are eligible.  Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying spouse.

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Traditional and Roth IRAs. Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually.  In addition, IRA holders age 50 or older may contribute $500 a year more than these limits.

•

Simplified Employee Pension Plan (SEP). This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s).  A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

•

Profit Sharing or Money Purchase Pension Plan. These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

•

Section 403(b)(7) Plan. Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

•

Coverdell Education Savings Account. This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18.  Contributions are also allowed on behalf of children with special needs beyond age 18.  Distributions are generally subject to income tax if not used for qualified education expenses.

Minimum Investments

The initial minimum investment amount for all accounts (including tax-deferred accounts) is $2,500.  The minimum subsequent investment is $100. A small account fee of $25 will be charged for all accounts that have balances less than $2,500.

Effective July 1, 2005, the Advis e r has temporarily waived the minimum investment in the Bryce Capital Growth Fund and the Bryce Capital Value Fund.  This waiver is subject to change upon 30 days prior written notice.

Timing of Requests

Your price per share is the NAV next computed after each Fund or its agents receive your request in good order (as defined below).  All requests received in good order before 4:00 p.m. Eastern Time or the closing of the NYSE, whichever occurs earlier (the “cut off time”), are executed at the NAV computed on that same day.  Requests received after the cut off time (except for requests made in accordance with existing laws on behalf of certain retirement accounts and other omnibus accounts) will receive the next business day’s NAV.  Each Fund will not allow, with its knowledge, illegal “late trading” of its shares. Although each Fund uses its best efforts to prevent illegal “late trading” of its shares, there can be no assurance that it will always be successful.

Receipt of Orders

Shares may only be purchased on days that a Fund is open for business.  Each Fund may authorize one or more broker/dealers to accept, on its behalf, purchase and redemption orders that are in good order.  In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on each Fund’s behalf.  Each Fund does not permit market timing, a trading strategy in which mutual fund shares are bought and sold frequently in order to profit from price differences in different markets, because short-term or other excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses.  Accordingly, each Fund reserves the right to refuse purchase orders for any reason, including when it believes that such order reflects an effort by the purchaser to “market time” a Fund.  Although each Fund uses its best efforts to prevent “market timing” of its shares, there can be no assurance that it will always be successful.

In this regard, in compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Funds have entered into Information Sharing Agreements with Gemini Fund Services pursuant to which Gemini is required to provide to the Funds, at the Funds’ request, certain customer and identity trading information relating to its customers investing in a Fund through non-disclosed or omnibus accounts.  The Funds will use this information to attempt to identify abusive trading practices.  Gemini is contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from customers that are found to have engaged in abusive trading in violation of the Funds’ policies.  However, the Funds cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a consequence, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Methods of Buying

(1)	(2) TO OPEN AN ACCOUNT	TO ADD TO AN EXISTING ACCOUNT
By Telephone	You may not use telephone transactions for your initial purchase of a Fund’s shares.

If you have elected “Telephone Privileges” by completing the applicable section of the Account Application Form, call the Funds at 1-866-62BRYCE (1-866-622-7923) to place your order.  You will then be able to move money from your bank account to your Fund account upon request.  Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  Pre-established bank account information will be required.

By Mail

Make your check payable to “Bryce Capital Funds.” Forward the check and your application to the address below.  No third party checks will be accepted.  If your check is returned for any reason, a $25 fee will be assessed against your account.

By Regular Mail/Overnight Delivery

Bryce Capital Funds

c/o Gemini Fund Service, LLC

4020 South 147th Street

Omaha, NE  68137

NOTE:  The Funds do not accept cash, money orders, third party checks, credit card checks, traveler's checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

Fill out the investment stub from an account statement, or indicate the Fund name and account number on your check.  Make you check payable to “Bryce Capital Funds.” Forward the check and stub to the address below:

By Regular Mail/Overnight Delivery Bryce Capital Funds

c/o Gemini Fund Service, LLC

4020 South 147th Street

Omaha, NE  68137

NOTE:  The Funds do not accept cash, money orders, third party checks, credit card checks, traveler's checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

By Wire

Forward your application to “Bryce Capital Funds” at the address below, and call 1-866-62BRYCE (1-866-622-7923) to obtain an account number.  Wire funds using the instructions to the right.

By Regular Mail/Overnight Delivery

Bryce Capital Funds

c/o Gemini Fund Service, LLC

4020 South 147th Street

Omaha, NE  68137

Notify the Fund of an incoming wire by calling 1-866-62BRYCE (1-866-622-7923).  Use the following instructions:

First National Bank of Omaha

Omaha, NE  68102

ABA#: 104000016

For Credit to: Bryce Capital Funds

DDA#: 110143093

FBO: (Name of Fund)

         (Name/Title on the Account)

         (Account Number)

Neither a Fund nor its agent is responsible for the consequences of delays resulting from the banking system or from incomplete wiring instructions.

Automatic Investment Plan

Open a Fund account with one of the other methods.  If by mail, be sure to include your checking account number on the appropriate section of your application and enclose a voided check with your initial purchase application.

If you did not set up an Automatic Investment Plan with your original application, call the Funds at 1-866-62BRYCE(1-866-622-7923).  Additional investments (minimum of $100) will be taken from your checking account automatically monthly or quarterly.

Through Your Financial Intermediary	You may contact your financial consultant to purchase shares. Your financial consultant can tell you the time by which you must submit your order to be process the same day.	You may contact your financial consultant to purchase shares. Your financial consultant can tell you the time by which you must submit your order to be processed the same day.
By Internet	You may not open an account through the Adviser’s website	You may not purchase shares in an existing account through the Adviser.

If you invest through a third party (rather than directly with Bryce Capital Funds), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Third parties may receive payments from Bryce Capital Funds in connection with their offering of a Fund’s shares to their customers, or for other services.  The receipt of such payments could create an incentive for the third party to offer a Fund instead of other mutual funds where such payments are not received.  Please consult a representative of your plan or financial institution for further information.

Selling Shares

You have the right to sell (“redeem”) all or any part of your shares subject to certain restrictions.  Selling your shares in a Fund is referred to as a “redemption” because the Fund buys back its shares.  We will redeem your shares at the net asset value next computed following receipt of your redemption request in good order.  See “Payment of Redemption Proceeds” for further information.

TO SELL SOME OR ALL OF YOUR SHARES
By Telephone	Call the Funds at 1-866-62BRYCE (1-866-622-7923) to place the order. (Note: For security reasons, requests by telephone will be recorded.)
By Mail

Send a letter instructing the respective Fund to redeem the dollar amount or number of shares you wish.  The letter should contain the Fund’s name, the account number and the number of shares or the dollar amount of shares to be redeemed.  Be sure to have all shareholders sign the letter.  For IRA accounts, requests submitted without an election regarding tax withholding will be subject to tax withholding.  See “Signature Guarantees” below.

By Wire	Call the Funds at 1-866-62BRYCE (1-866-622-7923) to request the amount of money you want. Be sure to have all necessary information from your bank. Your bank may charge a fee to receive wired funds.
By Systematic Withdrawal Plan

The Funds offer shareholders a Systematic Withdrawal Plan.  Call the Funds at 1-866-62BRYCE (1-866-622-7923) to obtain information on how to arrange for regular monthly or quarterly fixed withdrawal payments.  Note that this plan my deplete your investment and affect your income or yield.

Through Your Financial Intermediary	Consult your account agreement for information on redeeming shares.
By Internet

You may not redeem your shares through the Adviser’s website www.BryceCapital.com.  Shares from an account in any of the Trust’s tax sheltered retirement plans can not be redeemed through The Adviser’s website. For complete information regarding Internet transactions, please see the following section entitled “Transactions Through www.BryceCapital.com.”

Transactions Through www.BryceCapital.com

You are not able to open an account through the website. You may make additional purchases and redeem a Fund’s shares through the Adviser’s website www.brycecapital.com.  To establish Internet transaction privileges you must enroll through the website.  You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application.  You are required to enter into a user’s agreement through the website in order to enroll in these privileges.  In order to conduct Internet transactions, you must have telephone transaction privileges.  To purchase shares through the website you must also have ACH instructions on your account.  Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the website.  Each Fund imposes a limit of $50,000 on purchase and redemption transactions through the website.  Transactions through the website are subject to the same minimums as other transaction methods.  You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment.  Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties.  While each Fund and its service providers have established certain security procedures, each Fund, its distributor and its transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium.  There also may be times when the website is unavailable for transactions or other purposes.  Should this happen, you should consider purchasing or redeeming shares by another method.  Neither Fund, nor the Funds’ transfer agent or the Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

  Payment of Redemption Proceeds

You may request redemption of your shares at any time.  Your shares will be redeemed at the next NAV per share calculated after a Fund or its agents receive your order in good order.  “Good order” means your letter of instruction includes:

•

The name of the Fund;

•

The number of shares or the dollar amount of shares to be redeemed;

•

Signatures of all registered shareholders exactly as the shares are registered; and

•

The account number.

Redemptions will be processed by the next business day, but may take up to seven days to be paid if making immediate payment would adversely affect the Fund. Payments of redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.  You may receive the proceeds in one of three ways:

1.

We can mail a check to your account’s address.  Normally, you will receive your proceeds within seven days after a Fund receives your request in good order, however payment of your proceeds may take up to seven days if making more immediate payment would adversely affect a Fund. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

2.

We can transmit the proceeds by Electronic Funds Transfer (“EFT”) to a properly pre-authorized bank account.  The proceeds usually will arrive at your bank two banking days after we process your redemption.

3.

For a $10 fee, which will be deducted from your redemption proceeds, we can transmit the proceeds by wire to a pre-authorized bank account.  The proceeds usually will arrive at your bank the first banking day after we process your redemption.

Before selling recently purchased shares, please note that if the Fund’s transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.  This procedure is intended to protect each Fund and its shareholders from loss.

Each Fund’s transfer agent will send redemption proceeds by wire or EFT only to the bank and account designated on the account application or in written instructions (with signatures guaranteed) subsequently received by the transfer agent, and only if the bank is a member of the Federal Reserve System.  If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.  If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

Redemption Fee

Each Fund assesses a redemption fee equal to 2% of the net amount of the redemption on the redemption of its shares that are held for less than 5 business days.  Redemption fees will be paid to the respective Fund to help offset transaction costs.

Each Fund uses the first-in, first-out method to determine the 5-business day holding period.  Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account.  If this holding period is less than 5 business days, the redemption fee will be assessed.

Signature Guarantees

A signature guarantee of each owner is required to redeem shares in the following situations:

•

If you change ownership on your account

•

When you want the redemption proceeds sent to a different address than that registered on the account

•

If the proceeds are to be made payable to someone other than the account’s owner(s)

•

Any redemption transmitted by federal wire transfer to a bank other than your bank of record

•

If a change of address request has been received by the transfer agent within the last 15 days

•

For all redemptions of $50,000 or more from any shareholder account

A signature guarantee assures that a signature is genuine.  The signature guarantee protects shareholders from unauthorized account transfers.  The following institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of national securities exchanges.  Call your financial institution to see if they have the ability to guarantee a signature.  A signature guarantee cannot be provided by a notary public.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above evidencing the authority of the officers, trustees or others.  In order to avoid delays in processing redemption requests for these accounts, you should call the Funds (toll-free) at 1-866-62BRYCE (1-866-622-7923) before making the redemption request to determine what additional documents are required.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required.  To avoid delays in processing these requests, you should call the Funds (toll-free) at 1-866-62BRYCE (1-866-622-7923) before making your request to determine what additional documents are required.

General Transaction Policies

Each Fund reserves the right to:

•

Vary or waive any minimum investment requirement.

•

Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.

•

Reject or cancel any purchase or exchange request (but not a redemption request in good order) for any reason.  Generally, a Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading).

•

Redeem all shares in your account if your balance falls below a Fund’s minimum.  If, within 60 days of a Fund’s written request, you have not increased your account balance, you may be required to redeem your shares.  A Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.

•

Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect a Fund.

•

Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.

•

Modify or terminate the exchange privilege after 60 days written notice to shareholders.

•

Reject any purchase, redemption or exchange request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to a Fund, the Fund’s transfer agent will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor.  A Fund’s transfer agent may request personalized security codes or other information, and may also record calls.  You should verify the accuracy of your confirmation statements upon receipt and notify the Fund’s transfer agent immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call the Fund at 1-866-62BRYCE (1-866-622-7923) for instructions.

Each Fund does not permit market timing because short-term or other excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, each Fund may reject any purchase order, including exchanges, from market timers or investors that, in the Adviser’s opinion, may be disruptive to a Fund. For these purposes, the Adviser may consider an investor’s trading history in a Fund, and accounts under common ownership or control.

Each Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a Fund or a Fund’s transfer agent has incurred.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact a Fund by telephone, you may also mail the request to the Fund at the address listed under “Methods of Buying.”

In an effort to minimize costs, each Fund starts reducing the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts.  Call 1-866-62BRYCE (1-866-622-7923) to request individual copies of these documents.  Each Fund will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Your broker/dealer or other financial organization may establish policies that differ from those of the Fund.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker/dealer or other financial organization for details.

Exchange Privileges

An exchange involves the redemption of all or a portion of the shares of one Fund and the purchase of another Fund, which may have tax consequences.  As a shareholder you have the privilege of exchanging shares of one Fund with the shares of another Fund.  Before exercising your exchange right, read the Prospectus.  However, you should note the following policies and restrictions governing exchanges:

•

Each Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a fund per calendar year.  Accounts under common ownership or control will be counted together for purposes of the four exchange limit.

•

Each Fund may refuse any exchange purchase for any reason.  For example, the Fund may refuse exchange purchases by any person or group if, in the Adviser’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

•

The Fund you are exchanging into must be available in your state.

Each Fund may terminate or modify the exchange privilege in the future.

FEDERAL TAX CONSIDERATIONS

Your investment has tax consequences that you should consider.  Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation.  Although it is not an investment objective of either Fund, the Adviser takes into account the tax consequences of its investment decisions.  However, there may be occasions when the Adviser’s investment decisions may result in a negative tax consequence for a Fund’s shareholders.

Taxes on Distributions

You may be subject to pay federal income tax and possibly state taxes on all Fund distributions.  Your distributions are taxed in the same manner whether you receive the distributions in cash or additional shares of a Fund.  Distributions that are derived from net long-term capital gains will generally be taxed as long-term capital gains.  The rate of tax depends on how long a Fund held the securities on which it realized the gains.  All other distributions, including short-term capital gains, are taxed as ordinary income.  Each Fund sends detailed tax information to its shareholders about the amount and type of distributions by January 31st for the prior calendar year.

Avoid “Buying a Dividend”

If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Backup Withholding

By law, each Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•

Provide your correct social security or taxpayer identification number,

•

Certify that this number is correct

•

Certify that you are not subject to backup withholding, and

•

Certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the Internal Revenue Service instructs it to do so.  When withholding is required, the amount is 28% of any distributions or proceeds paid.

DISTRIBUTION OF SHARES

Distributor

The Funds are distributed by Northern Lights Fund Distributors, LLC (the “Distributor”) and the Funds’ shares are offered on a continuous basis.

Distribution Plan

On June 28, 2004, the Trust’s Board of Trustees approved, on behalf of each Fund, a Plan of Distribution (the “12b-1 Plan”) that will not be implemented until a later date, to be determined by the Trust’s Board of Trustees. The Adviser has agreed contractually to waive a portion of its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, at least until June 30, 2009, such that the Total Annual Fund Operating Expenses do not exceed 1.25% of average daily net assets, subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  No reimbursement amount will be paid to the Adviser unless the Trust's Board of Trustees has determined in advance that a reimbursement is in the best interest of a Fund and its shareholders.  The 12b-1 Plan allows each Fund to pay distribution fees for the sale and distribution of its shares.  Under the 12b-1 Plan, each Fund may pay the Adviser up to a maximum of 0.25% of the average daily net assets of that Fund for certain activities and expenses of selling that Fund’s shares.  Because the 12b-1 Plan expenses are paid by each Fund on an ongoing basis, over time, these fees will decrease your return and you may pay more than paying other types of sales charges.  These expenses may cause long-term investors to pay more than the economic equivalent of the maximum sales charge permitted by Financial Industry Regulatory Authority(FINRA).

Distributions

As a shareholder, you are entitled to your share of a Fund’s net income and capital gains on its investments.  The Funds pass substantially all of their earnings along to their investors as distributions.  When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend.  A Fund realizes capital gains when it sells securities for a higher price than it paid.  When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution.  Net short-term capital gains are considered ordinary income and are included in dividends.

Long-term vs. Short-term capital gains:

•

Long-term capital gains are realized on securities held for more than one year and are part of your capital gain distribution.

•

Short-term capital gains are realized on securities held less than one year and are part of your dividends.

Each Fund distributes dividends and capital gains annually, if any.  These distributions are typically declared in November or December and paid in November or December.  The IRS requires you to report these amounts on your income tax return for the year declared.

You will receive distributions from each Fund in additional shares of that Fund unless you choose to receive your distributions in cash.  If you wish to change the way in which you receive distributions, you should call 1-866-62BRYCE (1-866-622-7923) for instructions.

If you have elected to receive distributions in cash, and the postal or other deliver service returns your check to a Fund as undeliverable, you will not receive interest on amounts represented by the uncashed check.

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the Funds' financial performance during the fiscal year ended June 30, 2008, June 30, 2007 and June 30, 2006. Note that fiscal year 2005 began with the inception of the Funds on September 14, 2004 and is therefore a partial year.  Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned on an investment in the respective Fund (assuming reinvestment of all dividends and distributions). The information in the table below has been audited by Rotenberg & Co., LLP (the “Auditors”). Their report and the Funds' financial statements are included in the Funds' Annual Report to Shareholders, which is available upon request by calling Bryce Funds at 1-866-62BRYCE (1866-622-7923) or on the Funds’ website at www.brycefunds.com.

	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005*
Net Asset Value, Beginning of Period	$ 15.58	$ 13.12	$ 11.20	$ 10.00
Capital Gain and Income distribution	$ 1.12			
Income (Loss) From Investment Operations:				
Net investment loss (1)	$ (0.07)	$ (0.02)	$ (0.05)	$ (0.06)
Net realized and unrealized gain from investment operations (1)	$ 1.41	$ 2.49	$ 1.97	$ 1.26
Total from investment operations	$ 1.34	$ 2.47	$ 1.92	$ 1.20
Net Asset Value, End of Period	$ 15.77	$ 15.59	$ 13.12	$ 11.20
Total Return (2)	8.4%	18.8%	17.0%	12.0%
Ratios/Supplemental Data:				
Net assets, end of period (000s)	$ 11,713	$ 7,441	$ 6,015	$2,959
Ratio of expenses to average net assets, before waiver/reimbursement (3)	1.67%	2.21%	2.63%	7.20%
Ratio of net expenses to average net assets, after waiver/reimbursement (3)	1.22%	1.25%	1.25%	1.25%
Ratio of net investment loss to average net assets, before waiver/reimbursement (3)	-1.02%	-1.14%	2.02%	-6.23%
Ratio of net investment loss to average net assets, after waiver/reimbursement (3)	-0.05%	-0.17%	-0.37%	-0.65%
Portfolio Turnover Rate	47.25%	20.31%	40.26%	147.52%

BRYCE CAPITAL FUNDS
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
Bryce Capital Growth Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2008	June 30, 2007	June 30, 2006	June 30, 2005*

Net Asset Value, Beginning of Period	$ 12.39	$ 11.39	$ 10.71	$ 10.00

Income (Loss) From
Investment Operations:
Net investment loss (1)	$ (0.10)	$ (0.06)	$ (0.07)	$ (0.09)
Net realized and unrealized gain (loss)
from investment operations (1)	$ 0.71	$ 1.06	$ 0.75	$ 0.80
Total from investment operations	$ 0.61	$ 1.00	$ 0.68	$ 0.71

Net Asset Value, End of Period	$ 13.04	$ 12.39	$ 11.39	$ 10.71

Total Return (2)	7.2%	8.8%	6.4%	7.1%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$ 6,180	$ 4,458	$3,937	$2,322
Ratio of expenses to average net
assets, before waiver/reimbursement (3)	2.58%	2.95%	3.41%	7.99%
Ratio of net expenses to average net
assets, after waiver/reimbursement (3)	1.25%	1.25%	1.25%	1.25%
Ratio of net investment loss to average
net assets, before waiver/reimbursement (3)	-2.26%	-2.54%	-2.92%	-7.53%
Ratio of net investment loss to average
net assets, after waiver/reimbursement (3)	-0.91%	-0.82%	-0.62%	-1.03%

Portfolio Turnover Rate	51.50%	31.04%	41.91%	123.20%

(1) Per share amount calculated using the average shares method, which more appropriately presents the per share data for the period.

 (2) Total returns are historical and assume changes in the share price, reinvestment of dividends and capital gains distributions, if any.  Total returns for periods less than one year are not annualized.  Had the Adviser not assumed a portion of the expanses, returns would have been lower.

3) Annualized.
* The Growth Fund’s inception date was September 14, 2008

SHAREHOLDER PRIVACY NOTICE

The Trust collects nonpublic personal information about you from the following types of sources:

•

information we receive from you on applications or other forms; and

•

information about your transactions with others, such as your financial adviser, or us.

The Trust will not disclose any nonpublic personal information about you or your account(s) to any non-affiliated third parties, except as permitted by law and only if one of the following conditions are met:

•

the Trust receives your prior written consent;

•

the Trust believes the recipient is your authorized representative; or

•

the Trust is permitted by law to disclose the information, including, but not limited to, the servicing of your account(s).  If you decide to close your account(s) or become an inactive customer, the Trust will adhere to the privacy policies and practices as described herein.

The Trust restricts access to your personal and account information to those employees who need to know that information to provide you products or services.  We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

Not a part of the Prospectus

ADDITIONAL INFORMATION

Adviser

Bryce Capital Management, LLC

2 Thornell Road

Pittsford, NY 14534

Legal Counsel

Blank Rome LLP

405 Lexington Ave.

New York, NY 10174

Independent Auditors

Rotenberg & Co., LLP

1870 Winton Road S., Suite 200

Rochester, NY 14618

Transfer Agent

Gemini Fund Services

4020 South 147th Street

Omaha, NE  68137

Custodian

Bank of New York

One Wall Street

New York, NY 10286

Distributor

Northern Lights Fund Distributors, LLC

4020 South 1 47 th Street

Omaha, NE 681 37

Additional information about the Trust and the Funds is included in the SAI, dated October 31, 2008 and the Funds’ Semi-Annual and Annual Reports to Shareholders.  The Annual Report included a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their most recent fiscal year end.  The SAI contains a more detailed, legal description of the Funds’ operations, investment restrictions, policies and practices.  The SAI is incorporated by reference into this Prospectus.  This means that it is legally part of this Prospectus even if you do not request a copy.

For a free copy of the SAI, the Semi-Annual or Annual Reports to Shareholders, or for other information about the Trust or the Funds, please contact us at the address and telephone number below or on the Funds’ website at www.brycefunds.com:

Bryce Capital Management, LLC

2 Thornell Road

Pittsford, NY 14534

1-866-62BRYCE (1-866-622-7923)

You may review and obtain information about the Trust or the Funds (including the SAI) by visiting the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (you may phone 1-202-942-8090 for the location and hours of operation) or the EDGAR Database on the U.S. Securities and Exchange Commission’s internet site at http://www.sec.gov.  You can obtain copies of this information, after paying a duplicating fee, by writing to the U.S. Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act file No. 811- 21575